John Hancock Funds III

Supplement dated January 3, 2014 to the current Statement of Additional Information, as may be supplemented from time to time.

Effective February 3, 2014, the Class A front-end sales charges of John Hancock Core High Yield Fund are being reduced, as described below.

In the “Sales Compensation” section, the “First Year Broker or Other Selling Firms Compensation” table is hereby revised and restated as follows with respect to Class A investments only:

	Investor pays sales charge (% of offering price) (1)	Selling firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Class A and Class T investments
Up to $49,999	5.00%	4.00%	0.25%	4.25%
$50,000 to $99,999	4.50%	3.50%	0.25%	3.75%
$100,000 to $249,999	3.50%	2.60%	0.25%	2.85%
$250,000 to $499,999	2.50%	1.85%	0.25%	2.10%
$500,000 to $999,999	2.00%	1.35%	0.25%	1.60%

Class A investments (Core High Yield Fund)
Less than $100,000	4.00%	3.25%	0.25%	3.50%
$100,000 to $249,999	3.50%	2.75%	0.25%	3.00%
$250,000 to $499,999	2.50%	1.80%	0.25%	2.05%
$500,000 to $999,999	2.00%	1.50%	0.25%	1.75%

Investments of Class A and Class T shares of $1 million or more (6)
First $1M - $4,999,999	--	0.75%	0.25%	1.00%
Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	--	0.25%	0.25%

Investments of Class A shares by certain Retirement Plans(6)
First $1 to $4,999,999	--	0.75%	0.25%	1.00%

Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	--	0.25%	0.25%

Footnote (4) to the “First Year Brokerage or Other Selling Firms Compensation” table is amended and restated as follows:

(4) Selling firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

The remainder of the footnotes to the table remain the same.

Exchanges

In addition, effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this change will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock funds complex. For Class A shares, certain funds within the John Hancock fund complex have different CDSC rates and holding schedules and shareholders should review the prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.